                                   EXHIBIT 10.3

                                    AGREEMENT

         The undersigned reporting persons hereby agree that the statements filed pursuant to this Schedule 13D/A, to which this Agreement is filed as an exhibit, are filed on behalf of each of them.

Date: June 4 , 2003                          ENCAP INVESTMENTS L.L.C.

                                             By: /s/ D. Martin Phillips
                                                --------------------------------
                                                 D. Martin Phillips,
                                                 Managing Director

Date: June 4, 2003                           ENCAP ENERGY CAPITAL FUND III, L.P.

                                             By: EnCap Investments L.L.C.,
                                                 its general partner

                                             By: /s/ D. Martin Phillips
                                                --------------------------------
                                                 D. Martin Phillips,
                                                 Managing Director

SCHEDULE I

                    DIRECTORS, MANAGERS, EXECUTIVE OFFICERS,
                             OR CONTROLLING PERSONS

The name, business address, present principal occupation or employment and the name, principal business address of any corporation or other organization in which such employment is conducted, of each of (i) the managing directors of EnCap Investments, (ii) the directors and executive officers of El Paso Merchant Energy, and (iii) the directors and executive officers of El Paso Corporation are set forth below:

                                                                                         Name, Principal
                                                                                       Business Address of
                                                                                        Organization in
                                                                                        which Principal
       Name and                   Capacity in              Principal                     Occupation is
   Business Address               Which Serves             Occupation                      Conducted
--------------------------------------------------------------------------------------------------------------
(i) EnCap
Investments L.L.C.
---------------------------------------------------------------------------------------------------------------
David B. Miller                    Managing           Managing Director of          EnCap Investments L.L.C.
3811 Turtle Creek Blvd.           Director of          EnCap Investments             3811 Turtle Creek Blvd.
Dallas, Texas 75219                  EnCap                                             Dallas, Texas 75219
                                  Investments
--------------------------------------------------------------------------------------------------------------
D. Martin Phillips                 Managing           Managing Director of           EnCap Investments L.L.C.
1100 Louisiana, Suite 3150        Director of          EnCap Investments            1100 Louisiana, Suite 3150
Houston, Texas 77002                 EnCap                                              Houston, Texas 77002
                                  Investments
--------------------------------------------------------------------------------------------------------------
Robert L. Zorich                   Managing           Managing Director of           EnCap Investments L.L.C.
1100 Louisiana, Suite 3150        Director of          EnCap Investments            1100 Louisiana, Suite 3150
Houston, Texas 77002                 EnCap                                             Houston, Texas 77002
                                  Investments
--------------------------------------------------------------------------------------------------------------
Gary R. Petersen                   Managing           Managing Director of           EnCap Investments L.L.C.
1100 Louisiana, Suite 3150        Director of          EnCap Investments            1100 Louisiana, Suite 3150
Houston, Texas 77002                 EnCap                                             Houston, Texas 77002
                                  Investments
--------------------------------------------------------------------------------------------------------------

                                                                                       Name, Principal
                                                                                      Business Address of
                                                                                       Organization in
                                                                                       which Principal
       Name and                  Capacity in               Principal                    Occupation is
   Business Address              Which Serves              Occupation                    Conducted
-----------------------------------------------------------------------------------------------------------
(ii) El Paso Merchant
Energy North America
Company
-----------------------------------------------------------------------------------------------------------
Robert W. Baker                  President and         President, El Paso           El Paso Merchant Energy
1001 Louisiana Street               Director             Merchant Energy             North America Company
Houston, Texas 77002                                                                 1001 Louisiana Street
                                                                                      Houston, Texas 77002
-----------------------------------------------------------------------------------------------------------
Faye L. Stallings                 Senior Vice         Senior Vice President,        El Paso Merchant Energy
1001 Louisiana Street          President, Chief      Chief Financial Officer,        North America Company
Houston, Texas 77002           Financial Officer,     and Treasurer El Paso          1001 Louisiana Street
                              Treasurer, Controller      Merchant Energy             Houston, Texas 77002
                                  and Director
-----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                   Name, Principal Business Address
             Name and               Capacity in               Principal                of Organization in which
         Business Address           Which Serves              Occupation               Principal Occupation is
         ----------------           ------------              ----------                      Conducted
-------------------------------------------------------------------------------------------------------------------
(iii) El Paso Corporation
-------------------------------------------------------------------------------------------------------------------
Ronald L. Kuehn, Jr.               Chairman of the      Director, Chairman of            El Paso Corporation
1001 Louisiana Street                  Board,                the Board,                 1001 Louisiana Street
Houston, Texas 77002               Chief Executive       and Chief Executive            Houston, Texas 77002
                                    Officer, and         Officer of El Paso
                                      Director               Corporation
-------------------------------------------------------------------------------------------------------------------
Robert W. Baker                    Executive Vice     Executive Vice President          El Paso Corporation
1001 Louisiana Street                 President        of El Paso Corporation          1001 Louisiana Street
Houston, Texas 77002                                                                   Houston, Texas 77002
-------------------------------------------------------------------------------------------------------------------
D. Dwight Scott                    Executive Vice     Executive Vice President          El Paso Corporation
1001 Louisiana Street               President and        and Chief Financial           1001 Louisiana Street
Houston, Texas 77002               Chief Financial       Officer of El Paso             Houston, Texas 77002
                                       Officer               Corporation
-------------------------------------------------------------------------------------------------------------------
David E. Zerhusen                   Senior Vice       Executive Vice President          El Paso Corporation
1001 Louisiana Street              President and       of El Paso Corporation          1001 Louisiana Street
Houston, Texas 77002               Deputy General                                       Houston, Texas 77002
                                      Counsel
-------------------------------------------------------------------------------------------------------------------
John W. Somerhalder II               President,       President, Pipeline Group         El Paso Corporation
1001 Louisiana Street                 Pipeline                   of                    1001 Louisiana Street
Houston, Texas 77002                 Group, and          El Paso Corporation            Houston, Texas 77002
                                   Executive Vice
                                     President
-------------------------------------------------------------------------------------------------------------------
Peggy A. Heeg                      Executive Vice     Executive Vice President          El Paso Corporation
1001 Louisiana Street                 President        and General Counsel of          1001 Louisiana Street
Houston, Texas 77002                     and            El Paso Corporation             Houston, Texas 77002
                                   General Counsel
-------------------------------------------------------------------------------------------------------------------
Jeffrey I. Beason                    Senior Vice        Senior Vice President           El Paso Corporation
1001 Louisiana Street               President and                and                   1001 Louisiana Street
Houston, Texas 77002                 Controller         Controller of El Paso           Houston, Texas 77002
                                                             Corporation
-------------------------------------------------------------------------------------------------------------------
Byron Allumbaugh                      Director            Retired Chairman               33 Ridgeline Drive
33 Ridgeline Drive                                     Ralphs Grocery Company         Newport Beach, CA 92660
Newport Beach, CA 92660
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
John M. Bissell                       Director        Chairman of the Board of              Bissell Inc.
2345 Walker Ave. N.W.                                       Bissell Inc.              2345 Walker Avenue, N.W.
Grand Rapids, MI 49501                                                                 Grand Rapids, MI 49501
--------------------------------------------------------------------------------------------------------------------
Juan Carlos Braniff                   Director              Vice Chairman                 Universidad 1200
Grupo Financiero Bancomer                             Grupo Financiero Bancomer              Col. XOCO
Universidad 1200                                                                       Mexico, D.F.C.P. 03399
Col. XOCO
Mexico, D.F.C.P. 03339
--------------------------------------------------------------------------------------------------------------------
James F. Gibbons                      Director          Professor at Stanford           Stanford University
Stanford University                                          University                 Paul G. Allen Center
Paul G. Allen Center for                                School of Engineering          for Integrated Systems
Integrated Systems                                                                   Room 201 ( Mail Stop 4075)
Room 201 (M.S. 4075)                                                                     Stanford, CA 94305
Stanford, California 94305
--------------------------------------------------------------------------------------------------------------------
Robert W. Goldman                     Director           Business Consultant              13 Dupont Circle
13 Dupont Circle                                                                      Sugar Land, Texas 77479
Sugar Land, Texas 77479
--------------------------------------------------------------------------------------------------------------------
Anthony W. Hall, Jr.                  Director              City Attorney                 City of Houston
City of Houston                                        City of Houston, Texas           900 Bagby, 4th Floor
900 Bagby, 4th Floor                                                                    Houston, Texas 77002
Houston, Texas 77002
--------------------------------------------------------------------------------------------------------------------
William A. Wise                       Director                 Retired                  El Paso Corporation
2121 Kirby, Mailbox 50                                                                 1001 Louisiana Street
Houston, Texas 77019                                                                    Houston, Texas 77002
--------------------------------------------------------------------------------------------------------------------
J. Carleton MacNeil Jr.               Director          Securities Consultant            3421 Spanish Trail
3421 Spanish Trail                                                                           Apt. 227D
Apt. 227D                                                                              Delray, Florida 33483
Delray, Florida 33483
--------------------------------------------------------------------------------------------------------------------
Thomas R. McDade                      Director         Senior Partner, McDade,     McDade, Fogler, Maines, L.L.P.
McDade, Fogler, Maines, L.L.P.                                Fogler,                    Two Houston Center
Two Houston Center                                         Maines, L.L.P.              909 Fannin, Suite 1200
909 Fannin, Suite 1200                                                                  Houston, Texas 77010
Houston, Texas 77010
--------------------------------------------------------------------------------------------------------------------
Malcolm Wallop                        Director          Frontiers of Freedom      Frontiers of Freedom Foundation
Frontiers of Freedom                                         Foundation              12011 Lee Jackson Memorial
Foundation                                                                                       Hwy.
12011 Lee Jackson Memorial                                                                Fairfax, VA 22033
Hwy.
Fairfax, Virginia 22033
--------------------------------------------------------------------------------------------------------------------
Joe B. Wyatt                          Director           Chancellor Emeritus           Vanderbilt University
2525 West End Ave.,                                     Vanderbilt University           2525 West End Ave.,
Suite 1410                                                                                   Suite 1410
Nashville, Tennessee 37203                                                              Nashville, TN 37203
--------------------------------------------------------------------------------------------------------------------
John Whitmire                         Director         Chairman of the Board,           Consol Energy, Inc.
10101 Southwest Freeway                                  Consol Energy, Inc.       10101 Southwest Freeway, #380
#380                                                                                     Houston, TX 77074
Houston, Texas 77074
--------------------------------------------------------------------------------------------------------------------
J. Michael Talbert                    Director         Chairman of the Board,             Transocean, Inc.
Transocean, Inc.                                          Transocean, Inc.                4 Greenway Plaza
4 Greenway Plaza
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Houston, Texas 77046                                                                     Houston, TX 77046
--------------------------------------------------------------------------------------------------------------------
James L. Dunlap                       Director           Business Consultant            1659 North Boulevard
1659 North Boulevard                                                                     Houston, TX 77006
Houston, Texas 77006
--------------------------------------------------------------------------------------------------------------------

(d) Neither EnCap Investments, El Paso Corporation, El Paso Merchant Energy, nor any of the individuals identified in this Schedule I has, to the knowledge of the reporting persons, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

(e) Neither EnCap Investments, El Paso Corporation, El Paso Merchant Energy, nor any of the individuals identified in this Schedule I has, to the knowledge of the reporting persons, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

(f) To the knowledge of the reporting persons, each of the individuals identified in this Schedule I is a citizen of the United States of America, with the exception of Juan Carlos Braniff, who is a citizen of Mexico.